SCHEDULE (RULE 14a-101) 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                                 (Amendment No. )
Filed by Registrant [ X ]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:
[ X]   Preliminary Proxy Statement
[    ] Confidential, for Use of the Commission Only (as permitted by
 Rule 14a-6(e)(2))
[    ] Definitive Proxy Statement
[    ] Definitive Additional Materials
[    ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

    . . . . . . . . . . . . . . . . . . . . . . . WORLDWIDE INDEX FUNDS . . . .
                                                       . . .
                (Name of Registrant as Specified In Its Charter)
                       Linda J. Hoard, Assistant Secretary
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[ X ]  No fee required
[    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)   Title of each class of securities to which transaction applies:
             . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..
            . . . . . .
       2) Aggregate number of securities to which transaction applies:
             . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..
            . . . . . .
3)  Per unit  price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
             . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . .
            . . . . . .
       4) Proposed maximum aggregate value of transaction:
             . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . .
 . . . . . . .
       5) Total fee paid:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . .
 . . . . . .
[   ]  Fee paid previously with preliminary materials.
[   ]  Check box if any part of the fee is offset as provided by Exchange
Act Rule  0-11(a)(2)  and  identify  the
       filing for which the  offsetting  fee was paid  previously.
Identify  the previous  filing by  registration
       statement number, or the Form or Schedule and the date of its filing.
       1)   Amount Previously Paid:
             . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . .
       2)   Form, Schedule or Registration Statement No.:

                  Schedule 14A; 811-08805
       3)  Filing Party:

                  WORLDWIDE INDEX FUNDS
       4)  Date Filed:
                  September 17, 1999

                              WORLDWIDE INDEX FUNDS

    Australia Index Fund       Italy Index Fund          Switzerland Index Fund
 France Index Fund          Japan Index Fund          United Kingdom Index Fund
      Germany Index Fund         Netherlands Index Fund    Europe Index Fund
 Hong Kong Index Fund       Spain Index Fund          International Index Fund
                                            Sweden Index Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                October 15, 1999
To the Shareholders:
         Notice is hereby given that a Special Meeting of Shareholders of the Australia Index Fund, France Index Fund, Germany Index Fund, Hong Kong Index Fund, Italy Index Fund, Japan Index Fund, Netherlands Index Fund, Spain Index Fund, Sweden Index Fund, Switzerland Index Fund, United Kingdom Index Fund, Europe Index Fund and International Index Fund (the "Funds"), each a series of Worldwide Index Funds (the "Trust"), an open-end management investment company organized under the laws of The Commonwealth of Massachusetts, will be held at the offices of [LMI Capital Management LLC, 1060 East Green Street, Suite 209, Pasadena, California 91106], on October 15, 1999 at [10:00 a.m.], [ Pacific Time], for the following purposes:

         1. To approve or disapprove a change to that portion of each Fund's investment objective relating to the reduction or elimination of the impact of currency fluctuation.

         2. To approve or disapprove the reduction of fee waivers and expense reimbursements.

         3. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.
                                        By order of the Trustees of the Trust,

                                                    KEITH B. PIPES, Secretary
October 1, 1999


                             YOUR VOTE IS IMPORTANT



               PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED
                     PROXY PROMPTLY IN THE ENCLOSED POSTAGE-
               PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT
               AT THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU
                               ATTEND THE MEETING.

                      Instructions for Signing Proxy Cards

                  The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

        Registration                                           Valid Signature

        Corporate Accounts
(1)      ABC Corp.........................................John Doe, Treasurer
(2)      ABC Corp.............................................        John Doe
                  c/o John Doe, Treasurer
(3)      ABC Corp. Profit Sharing Plan.......................John Doe, Trustee

         Trust Accounts
(1)      ABC Trust........................................Jane B. Doe, Trustee
(2)      Jane B. Doe, Trustee                                    Jane B. Doe
                  u/t/d 12/28/78

        Custodial or Estate Accounts
(1)      John B. Smith, Cust..................................  John B. Smith
                    f/b/o John B. Smith, UGMA
(2)      John B. Smith.................................John B. Smith, Executor

                              WORLDWIDE INDEX FUNDS

                        1060 East Green Street, Suite 209
                           Pasadena, California 91106

                           Australia Index Fund      Spain Index Fund
                           France Index Fund         Sweden Index Fund
                           Germany Index Fund        Switzerland Index Fund
                           Hong Kong Index Fund      United Kingdom Index Fund
                           Italy Index Fund          Europe Index Fund
                           Japan Index Fund          International Index Fund
                           Netherlands Index Fund

                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Worldwide Index Funds (the "Trust") for use at the Special Meeting of Shareholders of the Australia Index Fund, France Index Fund, Germany Index Fund, Hong Kong Index Fund, Italy Index Fund, Japan Index Fund, Netherlands Index Fund, Spain Index Fund, Sweden Index Fund, Switzerland Index Fund, United Kingdom Index Fund, Europe Index Fund and International Index Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust, to be held at the offices of [LMI Capital Management LLC, 1060 East Green Street, Suite 209, Pasadena, California 91106], on October 15, 1999 at [10:00 a.m.], [Pacific Time], and at any adjournment or adjournments thereof (the "Meeting"). This proxy statement and its enclosures are being mailed to shareholders of the Funds beginning on or about October 1, 1999. A copy of the Trust's Annual Report for the period ended July 31, 1999 may be obtained without charge by writing to Worldwide Index Funds at [the above address] or by calling [1-800 ].

GENERAL

         Shareholders of record of the I Class and the R Class of each Fund on September 23, 1999, the record date for determining shareholders entitled to vote at the Meeting (the "Record Date"), are entitled to one vote for each whole share of beneficial interest (and a proportionate fractional vote for each fractional share) of the Fund held as of that date. The number of shares of each Class of each Fund issued and outstanding as of the Record Date was as follows:



                                            Number of                             Number of
Fund                                        I Class Shares Outstanding            R Class Shares Outstanding
----                                        --------------------------            --------------------------
Australia Index Fund
France Index Fund
Germany Index Fund
Hong Kong Index Fund
Italy Index Fund
Japan Index Fund
Netherlands Index Fund
Spain Index Fund
Sweden Index Fund
Switzerland Index Fund
United Kingdom Index Fund
Europe Index Fund
International Index Fund

         Timely, properly executed proxies will be voted as you instruct. If you return your proxy card and no choice is indicated, your shares will be voted in favor of the proposal set forth in the attached Notice of Special Meeting of Shareholders (the "Proposal"). At any time before it has been voted, the enclosed proxy may be revoked by the signer by (i) a written revocation received by the Secretary of the Trust, (ii) properly executing a later-dated proxy or
(iii) attending the Meeting and voting in person.

         The costs of solicitation of proxies will be borne by [the Funds]. Solicitation of proxies by personal interview, mail, telephone and telegraph may be made by officers, Trustees or agents of the Trust.

I. APPROVAL OF A CHANGE TO THAT PORTION OF EACH FUND'S INVESTMENT OBJECTIVE RELATING TO THE REDUCTION OR ELIMINATION OF THE IMPACT OF CURRENCY FLUCTUATION

         Currently, each of the Australia Index Fund, France Index Fund, Germany Index Fund, Hong Kong Index Fund, Italy Index Fund, Japan Index Fund, Netherlands Index Fund, Spain Index Fund, Sweden Index Fund, Switzerland Index Fund and the United Kingdom Index Fund (the "Country Index Funds") has the following investment objective:

                   To "seek long-term capital appreciation that reasonably corresponds with local market equity returns. Each Fund seeks to track as closely as possible the performance of a widely used index of local market equity returns (the `LOCAL MARKET INDEX' or `LMI'SM) for each respective country, and seeks to reduce or eliminate the impact of currency fluctuation."

           Each of the Europe Index Fund and International Index Fund (the "Funds of Index Funds") has the following investment objective:

                  To "seek long-term capital appreciation that reasonably corresponds with local market equity returns of the group of countries in which the underlying Country Index Funds invest, and seek to reduce or eliminate the impact of currency fluctuation."

         The Trustees recommend that shareholders approve a change to the investment objective of each Fund by eliminating that portion of each Fund's investment objective which seeks to reduce or eliminate the impact of currency fluctuation. If such a change is approved, the resulting investment objective of the Country Index Funds and the Funds of Index Funds would be as follows:

         Proposed investment objective - Country Index Funds

                  To "seek long-term capital appreciation that reasonably corresponds with local market equity returns. Each Fund seeks to track as closely as possible the performance of a widely used index of local market equity returns (the `LOCAL MARKET INDEX'SM or `LMI'SM) for each respective country."

         Proposed investment objective - Funds of Index Funds

                  To  "seek  long-term  capital   appreciation  that  reasonably
         corresponds with local market equity returns of the group of countries in which the underlying Country Index Funds invest."

         Approving the proposed change to the investment objective of each Fund will enable the Funds to better complement an investment portfolio where the Funds are used as a means to diversify outside of the U.S. markets. By removing the currency hedge, the Funds' performance will be affected by changes in the exchange rates between foreign currencies and the U.S. Dollar. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), performance of a Fund will benefit when the relevant foreign currency increases in value relative to the U.S. Dollar, while performance will be negatively impacted when the value of the relevant foreign currency decreases relative to the U.S. Dollar. Currency exchange rates can also be affected by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Since inception, the Funds have sought to hedge fully against currency risk at all times.

         Fund management has found that many investors in foreign markets want to assume currency exchange risk and consider this risk a prime motive for choosing to invest in foreign markets. These investors understand that an investment in foreign markets entails greater risk than that of a domestic investment but they are willing to assume this risk for the potential gains and/or for diversification purposes. Many investors in foreign markets do not desire, therefore, to have their foreign investments impacted by hedging the local foreign currencies against the U.S. Dollar because doing so automatically eliminates some of the diversification and/or potential gains that such investors hope to achieve.

         The removal of the currency hedge also eliminates costs associated with hedging. Although the costs of currency hedging can be relatively low, any additional Fund expenses detract from the Funds' performance. Furthermore, the majority of international mutual funds do not hedge currencies. Removing the currency hedge, therefore, enables the Funds to better compare their performance against the performance of other international mutual funds. The Funds will continue to seek to track the performance of Local Market Indexes (LMIs) and performance will continue to be quoted in U.S. dollars.

         While eliminating the hedging aspect of each Fund's investment objective will affect the Funds when foreign currencies strengthen or weaken relative to the U.S. Dollar, the increased risk will be offset by the increased diversification element that such a change will achieve and by the elimination of costs associated with currency hedging. The Trustees, by a unanimous written consent dated August 27, 1999, recommend this change and have determined that such a change is in the best interests of the Funds and their shareholders.

         Approval of the revised investment objective for each Fund requires the affirmative vote of a majority of the respective Fund's voting securities. Due to the nature of the fund complex and the existence of the Funds of Funds, the investment objective of a Fund will only be changed if shareholders of the Fund, and shareholders of each of the other Funds, approve the revised investment objective for each respective Fund. If each Fund's shareholders approve this Proposal, the investment objective of each Fund will be changed as soon as it is deemed practicable by the appropriate officers of the Trust. If the shareholders of any Fund do not approve this Proposal, no Fund's investment objective will be changed.

         THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" THE REVISED INVESTMENT OBJECTIVE.


II.       APPROVAL OF THE REDUCTION OF FEE WAIVERS AND EXPENSE REIMBURSEMENTS.

         Currently, the Advisor has committed to waiving its fees and reimbursing expenses, as necessary, to limit each Country Index Fund's total expense ratio and each Funds of Index Funds' total expense ratio, including the underlying fund expenses, to no greater than 0.99% for R Class shares and 0.74% for I Class shares over a calendar year until December 31, 2001.

[The Trustees, at a meeting held on September [ ], have considered the expenses charged by similar funds and concluded that reducing the amount of fee waivers and expense reimbursements would still result in total operating expenses of each Fund that would be comparable to those of similar funds. The Trustees recommend that shareholders approve a change to the current fee waivers and expense reimbursements so that each Country Index Fund's total expense ratio and each Funds of Index Funds' total expense ratio, including the underlying fund expenses, would be limited to no greater than 1.50% for R Class shares and 1.25% for I Class shares over a calendar year until December 31, 2001.]

         In addition, since the Funds were launched, the Funds have imposed a purchase fee of 0.50% of net asset value payable to the respective Fund on any purchase into a Fund. These purchase fees were intended to benefit all shareholders by covering brokerage fees, other costs associated with purchasing or selling portfolio securities and other transaction-related expenses. Many of the major clearing systems that offer the Funds, however, cannot offer free exchangeability among the Funds due to the purchase fee. Additionally, Fund management feels that removing the purchase fee will assist the Funds in attracting new investors and assets. It is anticipated that the growth in asset base of the Funds due to the removal of the purchase fee will have a long-term effect of reducing fund expenses. The Board of Trustees, therefore, has approved the removal of the purchase fee at such time as the President of the Trust shall deem appropriate.

         The effect of reducing the fee waivers and expense reimbursements in addition to the removal of the purchase fee is illustrated below. For the fiscal period ended July 31, 1999, this information illustrates the amount of expenses paid by shareholders of the Funds and the amounts that would have been paid had the above changes to the purchase fee, fee waivers and expense reimbursements been in effect.

SHAREHOLDER FEES - CURRENTLY

                                                           R CLASS                         I CLASS

                                                   Country        Funds of         Country        Funds of
                                                 Index Funds     Index Funds     Index Funds     Index Funds

Maximum Sales Charge (Load) Imposed
on Purchase (as a percentage of offering
price)........................................      None            None            None            None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends (as a percentage of
net asset value)..............................      None            None            None            None
Purchase Fee+.................................        .50%           .50%            .50%            .50%

+ The purchase fee is deducted from all purchases, but not from reinvested dividends or capital gains distributions.


SHAREHOLDER FEES - PROPOSED

                                                           R CLASS                         I CLASS

                                                   Country        Funds of         Country        Funds of
                                                 Index Funds     Index Funds     Index Funds     Index Funds

Maximum Sales Charge (Load) Imposed
on Purchase (as a percentage of offering
price)........................................      None            None            None            None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends (as a percentage of
net asset value)..............................      None            None            None            None
Purchase Fee                                        None            None            None            None



AUSTRALIA INDEX FUND
ANNUAL FUND OPERATING EXPENSES PERIOD ENDED JULY 31, 1999 (expenses that are deducted from Fund assets)

                                                           R CLASS                         I CLASS

                                                   Current        Proposed         Current        Proposed


Management Fees...............................      .50%            .50%            .50%            .50%
Other Expenses*...............................    16.03%          16.03%          15.78%          15.78%
--------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES..........    16.53%          16.53%          16.28%          16.28%
--------------------------------------------------------------------------------------------------------
FEE WAIVER/EXPENSE REIMBURSEMENT..............    15.54%          15.03%          15.54%          15.03%
NET EXPENSES++................................     0.99%           1.50%           0.74%           1.25%


++ The Advisor has  contractually  agreed to limit the Fund's net  annual  operating expenses to the amounts shown until December 31, 2001.

* For R CLASS shares only, 0.25% of Other Expenses is a shareholder servicing fee.

FRANCE INDEX FUND
ANNUAL FUND OPERATING EXPENSES PERIOD ENDED JULY 31, 1999 (expenses that are deducted from Fund assets)

                                                           R CLASS                         I CLASS

                                                   Current        Proposed         Current        Proposed


Management Fees...............................      .50%            .50%            .50%            .50%
Other Expenses*...............................    16.49%          16.49%          16.24%          16.24%
--------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES..........    16.99%          16.99%          16.74%          16.74%
--------------------------------------------------------------------------------------------------------
FEE WAIVER/EXPENSE REIMBURSEMENT..............    16.00%          15.49%          16.00%          15.49%
NET EXPENSES++................................     0.99%           1.50%           0.74%           1.25%


++ The Advisor has  contractually  agreed to limit the Fund's net  annual  operating expenses to the amounts shown until December 31, 2001.

* For R CLASS shares only, 0.25% of Other Expenses is a shareholder servicing fee.



GERMANY INDEX FUND
ANNUAL FUND OPERATING EXPENSES PERIOD ENDED JULY 31, 1999 (expenses that are deducted from Fund assets)

                                                           R CLASS                         I CLASS

                                                   Current        Proposed         Current        Proposed


Management Fees...............................      .50%            .50%            .50%            .50%
Other Expenses*...............................    15.04%          15.04%          14.79%          14.79%
--------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES..........    15.54%          15.54%          15.29%          15.29%
--------------------------------------------------------------------------------------------------------
FEE WAIVER/EXPENSE REIMBURSEMENT..............    14.55%          14.04%          14.55%          14.04%
NET EXPENSES++................................     0.99%           1.50%           0.74%           1.25%


++ The Advisor has  contractually  agreed to limit the Fund's net  annual  operating expenses to the amounts shown until December 31, 2001.

* For R CLASS shares only, 0.25% of Other Expenses is a shareholder servicing fee.


HONG KONG INDEX FUND
ANNUAL FUND OPERATING EXPENSES PERIOD ENDED JULY 31, 1999 (expenses that are deducted from Fund assets)

                                                           R CLASS                         I CLASS

                                                   Current        Proposed         Current        Proposed


Management Fees...............................      .50%            .50%            .50%            .50%
Other Expenses*...............................    12.92%          12.92%          12.67%          12.67%
--------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES..........    13.42%          13.42%          13.17%          13.17%
--------------------------------------------------------------------------------------------------------
FEE WAIVER/EXPENSE REIMBURSEMENT..............    12.43%          11.92%          12.43%          11.92%
NET EXPENSES++................................     0.99%           1.50%           0.74%           1.25%


++ The Advisor has  contractually  agreed to limit the Fund's net  annual  operating expenses to the amounts shown until December 31, 2001.

* For R CLASS shares only, 0.25% of Other Expenses is a shareholder servicing fee.

ITALY INDEX FUND
ANNUAL FUND OPERATING EXPENSES PERIOD ENDED JULY 31, 1999 (expenses that are deducted from Fund assets)

                                                           R CLASS                         I CLASS

                                                   Current        Proposed         Current        Proposed


Management Fees...............................      .50%            .50%            .50%            .50%
Other Expenses*...............................    15.81%          15.81%          15.56%          15.56%
--------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES..........    16.31%          16.31%          16.06%          16.06%
--------------------------------------------------------------------------------------------------------
FEE WAIVER/EXPENSE REIMBURSEMENT..............    15.32%          14.81%          15.32%          14.81%
NET EXPENSES++................................     0.99%           1.50%           0.74%           1.25%


++ The Advisor has  contractually  agreed to limit the Fund's net  annual  operating expenses to the amounts shown until December 31, 2001.

* For R CLASS shares only, 0.25% of Other Expenses is a shareholder servicing fee.


JAPAN INDEX FUND
ANNUAL FUND OPERATING EXPENSES PERIOD ENDED JULY 31, 1999 (expenses that are deducted from Fund assets)

                                                           R CLASS                         I CLASS

                                                   Current        Proposed         Current        Proposed


Management Fees...............................      .50%            .50%            .50%            .50%
Other Expenses*...............................    11.02%          11.02%          10.77%          10.77%
--------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES..........    11.52%          11.52%          11.27%          11.27%
--------------------------------------------------------------------------------------------------------
FEE WAIVER/EXPENSE REIMBURSEMENT..............    10.53%          10.02%          10.53%          10.02%
NET EXPENSES++................................     0.99%           1.50%           0.74%           1.25%


++ The Advisor has  contractually  agreed to limit the Fund's net  annual  operating expenses to the amounts shown until December 31, 2001.

* For R CLASS shares only, 0.25% of Other Expenses is a shareholder servicing fee.

NETHERLANDS INDEX FUND
ANNUAL FUND OPERATING EXPENSES PERIOD ENDED JULY 31, 1999 (expenses that are deducted from Fund assets)

                                                           R CLASS                         I CLASS

                                                   Current        Proposed         Current        Proposed


Management Fees...............................      .50%            .50%            .50%            .50%
Other Expenses*...............................    29.54%          29.54%          29.29%          29.29%
--------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES..........    30.04%          30.04%          29.79%          29.79%
--------------------------------------------------------------------------------------------------------
FEE WAIVER/EXPENSE REIMBURSEMENT..............    29.05%          28.54%          29.05%          28.54%
NET EXPENSES++................................     0.99%           1.50%           0.74%           1.25%


++ The Advisor has  contractually  agreed to limit the Fund's net  annual  operating expenses to the amounts shown until December 31, 2001.

* For R CLASS shares only, 0.25% of Other Expenses is a shareholder servicing fee.


SPAIN INDEX FUND
ANNUAL FUND OPERATING EXPENSES PERIOD ENDED JULY 31, 1999 (expenses that are deducted from Fund assets)

                                                           R CLASS                         I CLASS

                                                   Current        Proposed         Current        Proposed


Management Fees...............................      .50%            .50%            .50%            .50%
Other Expenses*...............................    19.52%          19.52%          19.27%          19.27%
--------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES..........    20.02%          20.02%          19.77%          19.77%
--------------------------------------------------------------------------------------------------------
FEE WAIVER/EXPENSE REIMBURSEMENT..............    19.03%          18.52%          19.03%          18.52%
NET EXPENSES++................................     0.99%           1.50%           0.74%           1.25%


++ The Advisor has  contractually  agreed to limit the Fund's net  annual  operating expenses to the amounts shown until December 31, 2001.

* For R CLASS shares only, 0.25% of Other Expenses is a shareholder servicing fee.

SWEDEN INDEX FUND
ANNUAL FUND OPERATING EXPENSES PERIOD ENDED JULY 31, 1999 (expenses that are deducted from Fund assets)

                                                           R CLASS                         I CLASS

                                                   Current        Proposed         Current        Proposed


Management Fees...............................      .50%            .50%            .50%            .50%
Other Expenses*...............................    16.10%         16.10 %          15.85%          15.85%
--------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES..........    16.60%          16.60%          16.35%          16.35%
--------------------------------------------------------------------------------------------------------
FEE WAIVER/EXPENSE REIMBURSEMENT..............    15.61%          15.10%          15.61%          15.10%
NET EXPENSES++................................     0.99%           1.50%           0.74%           1.25%


++ The Advisor has  contractually  agreed to limit the Fund's net  annual  operating expenses to the amounts shown until December 31, 2001.

* For R CLASS shares only, 0.25% of Other Expenses is a shareholder servicing fee.


SWITZERLAND INDEX FUND
ANNUAL FUND OPERATING EXPENSES PERIOD ENDED JULY 31, 1999 (expenses that are deducted from Fund assets)

                                                           R CLASS                         I CLASS

                                                   Current        Proposed         Current        Proposed


Management Fees...............................      .50%            .50%            .50%            .50%
Other Expenses*...............................    24.69%         24.69 %          24.44%          24.44%
--------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES..........    25.19%          25.19%          24.94%          24.94%
--------------------------------------------------------------------------------------------------------
FEE WAIVER/EXPENSE REIMBURSEMENT..............    24.20%          23.69%          24.20%          23.69%
NET EXPENSES++................................     0.99%           1.50%           0.74%           1.25%


++ The Advisor has  contractually  agreed to limit the Fund's net  annual  operating expenses to the amounts shown until December 31, 2001.

* For R CLASS shares only, 0.25% of Other Expenses is a shareholder servicing fee.


UNITED KINGDOM INDEX FUND
ANNUAL FUND OPERATING EXPENSES PERIOD ENDED JULY 31, 1999 (expenses that are deducted from Fund assets)

                                                           R CLASS                         I CLASS

                                                   Current        Proposed         Current        Proposed


Management Fees...............................      .50%            .50%            .50%            .50%
Other Expenses*...............................    20.60%          20.60%          20.35%          20.35%
--------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES..........    21.10%          21.10%          20.85%          20.85%
--------------------------------------------------------------------------------------------------------
FEE WAIVER/EXPENSE REIMBURSEMENT..............    20.11%          19.60%          20.11%          19.60%
NET EXPENSES++................................     0.99%           1.50%           0.74%           1.25%


++ The Advisor has contractually agreed to limit the Fund's net annual operating expenses to the amounts shown until December 31, 2001.

* For R CLASS shares only, 0.25% of Other Expenses is a shareholder servicing fee.


EUROPE INDEX FUND
ANNUAL FUND OPERATING EXPENSES PERIOD ENDED JULY 31, 1999 (expenses that are deducted from Fund assets)

                                                           R CLASS                         I CLASS

                                                   Current        Proposed         Current        Proposed


Management Fees...............................     0.00%           0.00%           0.00%           0.00%
Other Expenses*...............................     3.30%           3.30%           3.05%           3.05%
--------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES+.........     3.30%           3.30%           3.05%           3.05%
--------------------------------------------------------------------------------------------------------
FEE WAIVER/EXPENSE REIMBURSEMENT..............     3.05%           3.30%           3.05%           3.05%
NET EXPENSES+++...............................     0.25%+          0.00%++         0.00%+          0.00%+


+ Expenses exclude expenses of underlying Country Index Funds.
++Expenses exclude expenses of R Class shares of underlying Country Index Funds.
+++The Advisor has contractually agreed to limit the Fund's net annual operating expenses to the amounts shown until December 31, 2001.

* For R CLASS shares only, 0.25% of Other Expenses is a shareholder servicing fee.

INTERNATIONAL INDEX FUND
ANNUAL FUND OPERATING EXPENSES PERIOD ENDED JULY 31, 1999 (expenses that are deducted from Fund assets)

                                                           R CLASS                         I CLASS

                                                   Current        Proposed         Current        Proposed


Management Fees...............................     0.00%           0.00%           0.00%           0.00%
Other Expenses*...............................     2.93%           2.93%           2.68%           2.68%
--------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES+.........     2.93%           2.93%           2.68%           2.68%
--------------------------------------------------------------------------------------------------------
FEE WAIVER/EXPENSE REIMBURSEMENT..............     2.68%           2.93%           2.68%           2.68%
NET EXPENSES+++...............................     0.25%+          0.00%++         0.00%+          0.00%+


+ Expenses exclude expenses of underlying Country Index Funds.
++Expenses exclude expenses of R Class shares of underlying Country Index Funds.
+++The Advisor has contractually agreed to limit the Fund's net annual operating expenses to the amounts shown until December 31, 2001.

* For R CLASS shares only, 0.25% of Other Expenses is a shareholder servicing fee.


         Approval of the reduction of the fee waivers and expense reimbursements for each Fund requires the affirmative vote of a majority of the respective Fund's voting securities. If the shareholders of a Fund approve the Proposal, the fee waiver and expense reimbursement will be reduced for such Fund on or before November 1, 1999. If the shareholders of a Fund do not approve this Proposal, the fee waiver and expense reimbursement will remain unchanged for such Fund.

         THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" THE REDUCTION OF THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS.


ADDITIONAL INFORMATION

Information About the Trust

         The Trust is an open-end management investment company organized in 1998 as a business trust under the laws of The Commonwealth of Massachusetts. The Trust is comprised of thirteen investment portfolios. The address of the Trust is 1060 East Green Street, Suite 209, Pasadena, California 91106.

Information About the Advisor, Sub-Advisor, Administrator and Distributor

         LMI Investment Advisors LLC is the investment advisor of each of the Funds. Each Fund's investment portfolio is managed on a day-to-day basis by the Fund's sub-advisor, under the general oversight of LMI Investment Advisors LLC and the Board of Trustees of the Trust. The address of LMI Investment Advisors LLC is 1060 East Green Street, Suite 209, Pasadena, California 91106. State Street Global Advisors, 225 Franklin Street, Boston, Massachusetts 02110, is the sub-advisor to the Funds.

         LMI Capital Administration LLC is the administrator of each of the Funds. LMI Capital Administration LLC has contracted with First Data Investor Services Group, Inc. (Investor Services Group), to provide sub-administration services for the Funds. The address of LMI Capital Administration LLC is 1060 East Green Street, Suite 209, Pasadena, California 91106. The address of Investor Services Group is 4400 Computer Drive, Westborough, Massachusetts 01581. First Data Distributors, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, a subsidiary of Investor Services Group, acts as distributor of the Funds.

Shareholders as of the Record Date

         As of the Record Date, the following persons owned of record or beneficially more than five (5) percent of the outstanding shares of each Class of each Fund, representing the indicated percentage of the outstanding shares of each Class of each Fund:

Fund


Shareholder

Number of
I Class Shares Owned

Percentage of
Outstanding I Class Shares

Australia Index Fund

[        ]

[        ]

[        ]%

France Index Fund

[        ]

[        ]

[        ]%

Germany Index Fund

[        ]

[        ]

[        ]%

Hong Kong Index Fund

[        ]

[        ]

[        ]%

Italy Index Fund

[        ]

[        ]

[        ]%

Japan Index Fund

[        ]

[        ]

[        ]%

Netherlands Index Fund

[        ]

[        ]

[        ]%

Spain Index Fund

[        ]

[        ]

[        ]%

Sweden Index Fund

[        ]

[        ]

[        ]%

Switzerland Index Fund

[        ]

[        ]

[        ]%

United Kingdom Index Fund

[        ]

[        ]

[        ]%

Europe Index Fund

[        ]

[        ]

[        ]%

International Index Fund

[        ]

[        ]

[        ]%

Fund


Shareholder

Number of
R Class Shares Owned

Percentage of
Outstanding R Class Shares

Australia Index Fund

[        ]

[        ]

[        ]%

France Index Fund

[        ]

[        ]

[        ]%

Germany Index Fund

[        ]

[        ]

[        ]%

Hong Kong Index Fund

[        ]

[        ]

[        ]%

Italy Index Fund

[        ]

[        ]

[        ]%

Japan Index Fund

[        ]

[        ]

[        ]%

Netherlands Index Fund

[        ]

[        ]

[        ]%

Spain Index Fund

[        ]

[        ]

[        ]%

Sweden Index Fund

[        ]

[        ]

[        ]%

Switzerland Index Fund

[        ]

[        ]

[        ]%

United Kingdom Index Fund

[        ]

[        ]

[        ]%

Europe Index Fund

[        ]

[        ]

[        ]%

International Index Fund

[        ]

[        ]

[        ]%

Other Matters

         More than (50%) of the shares of each Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum with respect to such Fund for the transaction of business at the Meeting. The total number of votes cast "for" approval of the Proposal will be counted for purposes of determining whether sufficient affirmative votes have been cast. All shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote) will be counted for purposes of determining the presence of a quorum. Assuming the presence of a quorum for a Fund, abstentions and broker non-votes have the effect of a negative vote on the Proposal.

         With respect to any Fund, in the event that a quorum is not present for purposes of acting on the Proposal, or if sufficient votes in favor of the Proposal are not received by October 15, 1999, the persons named as proxies may vote on those matters for which a quorum is present and as to which sufficient votes have been received and may propose one or more adjournments of the Meeting with respect to such Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal and will not vote any proxies that direct them to abstain from voting on such Proposal.

         Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is the Proposal mentioned in the Notice of Special Meeting of Shareholders. However, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

Shareholder Proposals at Future Meetings

         The Funds do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

October 1, 1999

[x]

PLEASE MARK VOTES
AS IN THIS EXAMPLE

------------------------------------------------------------------
WORLDWIDE INDEX FUNDS
------------------------------------------------------------------

1. To approve a change to that portion of each Fund's investment objective relating to the reduction or elimination of the impact of currency fluctuation (each Fund):

          For                   Against             Abstain
          ---                     ---                 ---

2.   To approve the reduction of fee waivers and expense  reimbursements (each
     Fund):

          For               Against              Abstain
          ---                 ---                  ---

3. To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof:

          For               Against              Abstain
          ---                 ---                  ---


Mark box at right if an address change or comment has been noted on the reverse side of ___ this card.

RECORD DATE SHARES:


DATE:

                              WORLDWIDE INDEX FUNDS
                THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES

The undersigned hereby appoints F. Brian Cerini, Keith B. Pipes and Elizabeth W. Lawrence, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Worldwide Index Funds (the "Company") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at 1060 East Green Street, Suite 209, Pasadena, California 91106 on Friday, October 15, 1999 at 10:00 a.m., Pacific Time, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

Any one of the above referenced proxies present and acting at the Special Meeting in person shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2 and in the discretion of the proxy holder as to any other matter that may properly come before the Special Meeting. Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
Please sign this proxy exactly as your name(s) appear(s) on the books of Worldwide Index Funds. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

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